EXECUTION



                       AMENDMENT NO. 5 AND LIMITED WAIVER
                                       TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



                  AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment and Limited Waiver"), dated as of July 16, 2001, is among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC TELECOM II, INC., a Delaware corporation ("KMC II"), KMC TELECOM III, INC., a Delaware corporation ("KMC III"), KMC TELECOM OF VIRGINIA, INC., a Virginia public service company ("KMC Virginia"), KMC TELECOM LEASING I LLC, a Delaware limited liability company ("Leasing I"), KMC TELECOM LEASING II LLC, a Delaware limited liability company ("Leasing II"), KMC TELECOM LEASING III LLC, a Delaware limited liability company ("Leasing III"), KMC TELECOM.COM, INC., a Delaware corporation ("Telecom.com"); KMC III SERVICES LLC, a Delaware limited liability company ("Services"; KMC, KMC II, KMC III, KMC Virginia, Leasing I , Leasing II, Leasing III, Telecom.com and Services being hereinafter collectively referred to hereinafter as the "Borrowers"), the "Lenders" party hereto, and FIRST UNION NATIONAL BANK ("First Union"), as administrative agent for the Lenders (the "Agent").

                  WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000, as amended by Amendment No. 1 thereto dated as of March 28, 2000, Amendment No. 2 thereto dated as of July 28, 2000, Amendment No. 3 and Limited Waiver thereto dated as of February 23, 2001, Amendment No. 4 and Limited Waiver dated April 12, 2001 (as so amended, the "Loan Agreement"; undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement), pursuant to which the Lenders have agreed to make certain "Loans" and other financial accommodations to the Borrowers;

                  WHEREAS, the Borrowers have requested that Lenders make certain amendments to the Loan Agreement, and waive certain provisions thereof, in the manner set forth herein; and

                  WHEREAS, the Agent and Lenders have agreed to the amendment and limited waiver requested by the Borrowers and set forth below, but only on the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the Lenders agree as follows:

                  1. Amendment to the Loan Agreement. Effective as of the date first above written and subject to the satisfaction of the conditions set forth in Section 2 below, the Loan Agreement shall be and hereby is amended as follows:

                                                                       Execution

                  1.1 Amendment to Section 2.10.

                  (a) Clause (b) of Section 2.10 of the Loan Agreement is hereby amended to delete Clause (2) thereof in its entirety and replace it with the following:

                           "(2) such Letter of Credit has an expiration date (i) later than thirty (30) days prior to the Revolving Credit Commitment Termination Date or (ii) more than one (1) year from the date of issuance; provided that the immediately preceding clause (ii) shall not prevent the Agent from causing any Letter of Credit to be issued by any Lender solely because such Lender has agreed that such Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such issuing Lender elects not to extend for any such additional period; and provided further that such issuing Lender shall elect not to extend such Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with Clause (a) of Section 11.02 hereof) at the time such issuing Lender must elect whether or not to allow such extension."

                  (b) Clause(d) of Section 2.10 of the Loan Agreement is hereby amended to insert the following in Clause (4) thereof after the word "extended" and before the word "or":

                           "(other than by automatic extension permitted by Clause (2) of Clause (b) of this Section 2.10)".

                  2.  Limited Waiver to Loan Agreement.

                  2.1 KNT Proposal. On the basis of the representations and warranties contained in this Amendment and Limited Waiver, and subject to the terms and conditions of this Amendment and Limited Waiver, the Agents and Requisite Lenders hereby agree to waive compliance with Section 5.23 of the Loan Agreement solely to the extent necessary to extend to August 3, 2001 the deadline for delivery of the proposal for the resolution of the proposed transfer of assets comprising the Borrowers' construction business to KNT; provided, that this Limited Waiver shall cease to be of force or effect if the Borrowers fail to deliver such proposal pursuant to the terms of Section 5.23 of the Loan Agreement on or before August 3, 2001.

                  3. Limitation of Waiver. Without limiting the generality of the provisions of Section 11.02(b) of the Loan Agreement, the waivers set forth above shall be limited precisely as written and relate solely to noncompliance by the Borrowers with the provisions of Sections 5.23 and 9.01(b) of the Loan Agreement in the manner and to the extent described above and nothing in this Amendment and Limited Waiver shall be deemed to:

                  (a) constitute a waiver of compliance by Borrower with respect to (i) Sections 5.23 and 9.01(b) of the Loan Agreement in any other instance or
(ii) any other term, provision or condition of the Loan Agreement or any other instrument or agreement referred to therein; or

                  (b) prejudice any right or remedy that the Agents or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment and Limited Waiver) or may have in the future under or in connection with the Loan Agreement or any other instrument or agreement referred to therein.


                                        2                              Execution

                  4. Conditions Precedent. This Amendment and Limited Waiver shall become effective as of the date above written if, and only if, the following conditions are satisfied:

                  (a) the Agent shall have received the following items, in each case in form and substance satisfactory to the Agent:

                  (1) this Amendment and Limited Waiver duly executed by the Borrowers, the Requisite Lenders and the Agent; and

                  (2) a Reaffirmation of Guaranty in the form of Exhibit A annexed hereto duly executed by KMC Holdings, Services I, Services II, Data Holdco, KMC Financing and KMC Financial Services.

                  (b) Borrowers shall have paid all documented out-of-pocket third party expenses (including, in each case, all reasonable attorneys' and paralegals' fees and related expenses and costs) incurred by the Agents or any Lenders in connection with the Fourth Amendment; and

                  (c) the Agents and Lenders shall have received such other documents, agreements and instruments as the Agent may reasonably require.

                  5. Representations and Warranties of the Borrowers. In order to induce the Lenders to enter into this Amendment and Limited Waiver, to amend the Loan Agreement in the manner provided herein, and to waive certain provisions thereof in the manner provided herein, each Borrower hereby represents and warrants, as to each Borrower or each Loan Party, as the case may be, that after giving effect to this Amendment:

                  (a) Authorization of Agreements; Binding Obligations. The execution and delivery of this Amendment and Limited Waiver and the performance of the Loan Agreement as amended by this Amendment (as so amended, the "Amended Agreement") have been duly authorized by all necessary corporate action on the part of such Borrower and constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms except as may be limited by bankruptcy, insolvency reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (b) Corporate Power and Authority. Such Borrower has all requisite corporate power and authority to enter into this Amendment and Limited Waiver, and such Loan Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.

                  (c) No Conflict. The execution and delivery by such Borrower of this Amendment and Limited Waiver and the performance by such Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable such Borrower, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of such Borrower or any order, judgment or decree of any court or other agency or government binding on such Borrower, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual


                                       3                               Execution
obligation of such Borrower, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Borrower (other than Liens created under any of the Loan Documents in favor of the Collateral Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of such Borrower.

                  (d) Government Consents. The execution and delivery by such Borrower of this Amendment and Limited Waiver and the performance by such Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body.

                  (e) Absence of Defaults. As of the date hereof, and after giving effect to this Amendment and Limited Waiver, such Borrower shall be in compliance with all the terms and provisions set forth in the Amended Agreement on its part to be observed or performed, and no Event of Default or Default shall have occurred and be continuing

                  (f) Reaffirmation. Upon the effectiveness of this Amendment and Limited Waiver, such Borrower hereby reaffirms all representations and warranties made in the Loan Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

                  6.  Reference to and Effect on the Loan Agreement.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Loan Agreement," "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

                  (b) The Loan Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and Limited Waiver shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                  7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                                       4                               Execution

                  8. Paragraph Headings. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties thereto.

                  9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                       5                               Execution

                                                                       EXECUTION

                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                  THE BORROWERS:


                                  KMC TELECOM INC.

                                  KMC TELECOM II, INC.

                                  KMC TELECOM III, INC.

                                  KMC TELECOM OF VIRGINIA, INC.

                                  KMC TELECOM.COM, INC.

                                  In each case:


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                  Name: Constance Loosemore
                                  Title: Vice President, Treasurer

                                  KMC TELECOM LEASING I LLC
                                  By:  KMC TELECOM INC., as its Sole Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                  Name: Constance Loosemore
                                  Title: Vice President, Treasurer


                                  KMC TELECOM LEASING II LLC
                                  By:  KMC TELECOM II, INC., as its Sole Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                  Name: Constance Loosemore
                                  Title: Vice President, Treasurer

                                      S-1                              Execution

                                  KMC TELECOM LEASING III LLC

                                  KMC III SERVICES LLC

                                  In each case:

                                  By:  KMC TELECOM III, INC., as its Sole
                                  Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                  Name: Constance Loosemore
                                  Title: Vice President, Treasurer


                                  FIRST UNION NATIONAL BANK, as the Agent
                                  and as a Lender


                                  By: /s/ G.C. Ullrich
                                     ------------------------
                                  Name: G.C. Ullrich
                                  Title: Senior Vice President


                                  CIT LENDING SERVICES CORPORATION
                                  (f/k/a NEWCOURT COMMERCIAL FINANCE
                                  CORPORATION), as the Collateral Agent and as a Lender


                                  By:________________________
                                  Name:
                                  Title:


                                  CANADIAN IMPERIAL BANK OF
                                  COMMERCE, as a Lender


                                  By: /s/ Jacqueline Stewart
                                     ------------------------
                                  Name: Jacqueline Stewart
                                  Title: Assistant General Manager


                                      S-2                              Execution

                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION, as a Lender


                                  By: /s/ Brian P. Ward
                                     ------------------------
                                  Name: Brian P. Ward
                                  Title: Manager-Operations


                                  LUCENT TECHNOLOGIES INC., as a Lender


                                  By: /s/ Dina Fede
                                     ------------------------
                                  Name: Dina Fede
                                  Title: Director-NA Customer Finance


                                  CREDIT SUISSE FIRST BOSTON, as a Lender


                                  By: /s/ David L. Sawyer
                                     ------------------------
                                  Name: David L. Sawyer
                                  Title: Vice President

                                  By: /s/ Ian Naliff
                                     ------------------------
                                  Name: Ian Naliff
                                  Title: Assistant Vice President


                                  DRESDNER BANK AG NEW YORK AND
                                  GRAND CAYMAN BRANCHES, as a Lender


                                  By: /s/ Jane A. Majeski
                                     ------------------------
                                  Name: Jane A. Majeski
                                  Title: Director

                                  By: /s/ Brian K. Schneider
                                     ------------------------
                                  Name: Brian K. Schneider
                                  Title: Associate


                                      S-3                              Execution

                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                  as a Lender


                                  By:________________________
                                  Name:
                                  Title:


                                  MORGAN STANLEY DEAN WITTER PRIME
                                  INCOME TRUST, as a Lender


                                  By:________________________
                                  Name:
                                  Title:


                                  UNION BANK OF CALIFORNIA, N.A., as a
                                  Lender


                                  By: /s/ Jean-Pierre Knight
                                     ------------------------
                                  Name: Jean-Pierre Knight
                                  Title: Assistant Vice President


                                  STEIN ROE & FARNHAM INCORPORATED as
                                  agent for KEYPORT LIFE INSURANCE
                                  COMPANY, as a Lender


                                  By:________________________
                                  Name:
                                  Title:


                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY, as a Lender


                                  By:________________________
                                  Name:
                                  Title:



                                      S-4                             Execution

                                  IBM CREDIT CORPORATION, as a Lender


                                  By:________________________
                                  Name:
                                  Title:



                                      S-5                              Execution

                                                                       EXECUTION

                                                                       EXHIBIT A
                                                              TO FIFTH AMENDMENT


                            REAFFIRMATION OF GUARANTY

                  Reference is hereby made to (i) that certain Amended and Restated Guaranty and Security Agreement dated as of April 12, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "KMC Holdings Guaranty") by KMC Telecom Holdings, Inc., a Delaware corporation ("KMC Holdings"), in favor of Newcourt Commercial Finance Corporation, an affiliate of The CIT Group, Inc., as collateral agent for the ratable benefit of the "Lenders" (defined below) (in such capacity, the "Collateral Agent"), (ii) that certain Amended and Restated Guaranty and Security Agreement dated as of June 1, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "KMC I Services Guaranty") by KMC I Services LLC, a Delaware limited liability company ("KMC I Services"), in favor of Collateral Agent, (iii) that certain Amended and Restated Guaranty and Security Agreement dated as of June 1, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "KMC II Services Guaranty") by KMC II Services LLC, a Delaware limited liability company ("KMC II Services"), in favor of the Collateral Agent; (iv) that certain Guaranty dated as of June 1, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "Data Holdco Guaranty") of KMC Data Holdco LLC, a Delaware limited liability company ("Data Holdco"), in favor of the Collateral Agent; (v) that certain Guaranty and Security Agreement dated as of June 1, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "KMC Financing Guaranty") by KMC Telecom Financing, Inc., a Delaware corporation ("KMC Financing"), in favor of the Collateral Agent; (vi) that certain Guaranty and Security Agreement dated as of June 1, 2001 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "KMC Financial Services Guaranty"; together with the KMC Holdings Guaranty, KMC I Services Guaranty, KMC II Services Guaranty, Data Holdco Guaranty and KMC Financing Guaranty, collectively, the "Guaranties") by KMC Financial Services LLC, a Delaware limited liability company ("KMC Financial Services"; together with KMC Holdings, KMC I Services, KMC II Services, Data Holdco and KMC Financing, the "Guarantors"), in favor of the Collateral Agent; (vii) that certain Amended and Restated Loan and Security Agreement dated as of February 15, 2000 (as amended to the date hereof and as it may be further restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among KMC Telecom, Inc., KMC Telecom II, Inc., KMC Telecom III, Inc., KMC Telecom of Virginia, Inc., KMC Telecom Leasing I LLC, KMC Telecom Leasing II LLC, KMC Telecom Leasing III LLC, KMC Telecom.com, KMC III Services LLC (each of the foregoing being referred to collectively as the "Borrowers"), the financial institutions from time to time parties thereto (the "Lenders"), First Union National Bank, as administrative agent for the Lenders (the "Agent"), and the Collateral Agent; and (viii) that certain Amendment No. 5 and Limited Waiver to Amended and Restated Loan and Security Agreement dated as of the date hereof (the "Amendment and Limited Waiver") among the Borrowers, the Lenders, and the


                                  Exhibit A-1                          Execution

Agent. Undefined capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement.

                  Each Guarantor, by its signature below, without in any way establishing a course of dealing, hereby (i) acknowledges and consents to the execution and delivery of the Amendment and Limited Waiver by the parties thereto, (ii) agrees that the Amendment and Limited Waiver shall not limit or diminish the obligations of such Guarantor to guarantee all of the "Obligations" of each Borrower under and as defined in the Loan Agreement and such other amounts as are more specifically described in the Guaranty to which such Guarantor is a party, (iii) reaffirms all of its obligations under the Guaranty to which such Guarantor is a party, and (iv) agrees that the Guaranty to which such Guarantor is a party remains in full force and effect and is hereby ratified and confirmed.


                                  Exhibit A-2                          Execution

                  IN WITNESS WHEREOF, this instrument has been executed and delivered as of this 16th day of July, 2001.


                                  KMC TELECOM HOLDINGS, INC.

                                  KMC TELECOM FINANCING, INC.

                                  In each case:


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                        Name: Constance Loosemore
                                        Title: Vice President, Treasurer


                                  KMC I SERVICES LLC
                                  By:  KMC Telecom, Inc., as its Sole Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                        Name: Constance Loosemore
                                        Title: Vice President, Treasurer

                                  KMC II SERVICES LLC
                                  By:  KMC Telecom II, Inc., as its Sole Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                        Name: Constance Loosemore
                                        Title: Vice President, Treasurer


                                  KMC DATA HOLDCO LLC
                                  By:  KMC Telecom Holdings, Inc., as its Sole
                                  Member


                                  By: /s/ Constance Loosemore
                                     ------------------------
                                        Name: Constance Loosemore
                                        Title: Vice President, Treasurer

                                      S-1                              Execution

                                  KMC FINANCIAL SERVICES LLC
                                  By:  KMC Telecom III, Inc., as its Sole Member


                                 By: /s/ Constance Loosemore
                                     ------------------------
                                        Name: Constance Loosemore
                                        Title: Vice President, Treasurer


                                      S-2                              Execution